UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 16, 2009

                             HOMETOWN BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

         United States                    000-52674             02-0783010
         -------------                    ---------             ----------
(State or other jurisdiction of          (Commission           (IRS Employer
 incorporation or organization)          File Number)        Identification No.)


12 Main Street, Walden, New York                                  12586
--------------------------------------                            -----
(Address of principal executive office)                         (Zip Code)

       Registrant's telephone number, including area code: (845) 778-2171
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events
            ------------

     On July 16, 2009, the Board of Directors of Hometown Bancorp, Inc. (the "Company") declared a cash dividend on the Company's common stock of $0.02 per share. The dividend will be payable to stockholders of record as of July 31, 2009 and is expected to be paid on August 14, 2009. Hometown Bancorp MHC, which holds 1,309,275 shares or approximately 56.3% of the Company's total outstanding stock, will waive receipt of the dividend on its shares.

     A copy of the press release dated July 17, 2009 is attached as Exhibit 99.1 to this report.

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

(d)      Exhibits

         Number            Description
         ------            -----------

         99.1              Press Release dated July 17, 2009

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HOMETOWN BANCORP, INC.
                                            ----------------------
                                            (Registrant)



Date: July 17, 2009                     By: /s/ Stephen W. Dederick
                                            ---------------------------------
                                            Stephen W. Dederick
                                            Vice President and Chief Financial
                                            Officer